SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Advisors Preferred Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

July 24, 2020

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal ("Proposal 1") to approve a sub-advisory agreement between Advisors Preferred, LLC (the "Adviser") and Kensington Analytics, LLC ("Kensington") by shareholders of the Kensington Managed Income Fund (the "Fund"), at a special meeting of shareholders to be held on August 24, 2020.

The Adviser currently serves as the investment adviser to the Fund under an investment advisory agreement between Advisors Preferred Trust and the Adviser. The Adviser has proposed to the Advisors Preferred Trust Board of Trustees that Kensington Analytics, LLC serve as sub-adviser to the Adviser and the Fund. The Board of Trustees voted unanimously to approve a sub-advisory agreement under which Kensington Analytics, LLC will serve as sub-adviser to the Adviser and the Fund. However, the Investment Company Act of 1940 ("1940 Act") requires that Fund shareholders approve the sub-advisory agreement before it can become effective. The approval of the sub-advisory agreement will not result in any change in advisory fees paid by the Fund.

We ask that you vote in favor of Proposal 1 to approve the new sub-advisory agreement between the Adviser and Kensington Analytics, LLC.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the special meeting of shareholders scheduled for August 24, 2020. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of the Adviser, any of its affiliates, or from our proxy solicitor, AST Fund Solutions, LLC reminding you to vote your shares.

Thank you for your continued support.

Sincerely,

Catherine Ayers-Rigsby

President

Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

1-855-375-3060

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 24, 2020

Dear Shareholders:

The Board of Trustees of Advisors Preferred Trust, an open-end investment management company established under the laws of Delaware, has called a special meeting of shareholders of the Kensington Managed Income Fund, to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215, on August 24, 2020 at 10:00 a.m. for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a sub-advisory agreement between Advisors Preferred, LLC and Kensington Analytics, LLC with respect to the Kensington Managed Income Fund.	FOR
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 23, 2020 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the special meeting of shareholders to be held on August 24, 2020. A copy of the Notice of Special Meeting of Shareholders, the Proxy Statement (including the proposed sub-advisory agreement) and Proxy Voting Ballot are available at [https://vote.proxyonline.com//AdvisorsPreferred/docs.]

By Order of the Board of Trustees

Catherine Ayers-Rigsby, President

July 24, 2020

YOUR VOTE IS IMPORTANT

To assure your representation at the special meeting of shareholders, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the special meeting of shareholders in person, please vote your shares; if you attend the special meeting of shareholders, you may revoke your proxy and vote your shares in person. However, if coronavirus related safety considerations remain at the time of the special meeting of shareholders, the meeting may be held electronically. For more information or assistance with voting, please call [1-888-567-1626].

Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

1-855-375-3060

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PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 24, 2020 at 10:00 A.M.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Advisors Preferred Trust (the "Trust") on behalf of the Kensington Managed Income Fund (the "Fund") for use at the special meeting of shareholders, to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215, on August 24, 2020 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about July 27, 2020.

Proposals

1.	To approve a sub-advisory agreement between Advisors Preferred, LLC and Kensington Analytics, LLC with respect to the Kensington Managed Income Fund.
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 23, 2020 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund's most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling 1-855-375-3060 or by visiting www.advisorspreferred.com.

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PROPOSAL 1: APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED, LLC AND KENSINGTON ANALYTCIS, LLC WITH RESPECT TO THE KENSINGTON MANAGED INCOME FUND

Background

As discussed above, the Adviser has proposed to the Board of Trustees that Kensington Analytics, LLC serve as sub-adviser to the Adviser and the Fund.

At a Board meeting held July 10, 2020, the Board approved a sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Kensington Analytics, LLC with respect to the Fund. The Sub-Advisory Agreement cannot be effective until approved by a majority vote of the outstanding shares of the Fund. The Adviser will continue to advise the Fund pursuant to an investment advisory agreement and will continue to advise the Fund, whether or not shareholders approve the Sub-Advisory Agreement.

Approval of the Sub-Advisory Agreement will not increase the advisory fees paid by the Fund as Kensington Analytics, LLC will be paid by the Adviser, not the Fund. The effective date of the Sub-Advisory Agreement will be on or about the date it is approved by the Fund's shareholders.

The Sub-Advisory Agreement

As sub-adviser to the Fund and the Adviser, subject to the Board's oversight, Kensington Analytics, LLC will manage the Fund's investment portfolio. Under the terms of the Sub-Advisory Agreement, Kensington Analytics, LLC is entitled to receive an annual fee from the Adviser. The Sub-Advisory Agreement does not increase the advisory fees paid by the Fund.

The Sub-Advisory Agreement provides that Kensington Analytics, LLC shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days' notice.

The Sub-Advisory Agreement is attached as the Appendix. You should read the Sub-Advisory Agreement. The description in this Proxy Statement of the Sub-Advisory Agreement is only a summary.

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Information Concerning Kensington Analytics, LLC

Kensington Analytics, LLC's principal place of business is 3811 Bee Caves Road, Suite 210, Austin, Texas 78746. Kensington Analytics, LLC is an investment adviser with a pending registration with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The pending registration is expected to become effective prior to the Meeting. The names, titles, addresses, and principal occupations of the principal executive officers and managing members of Kensington Analytics, LLC is set forth below:

Name and Address:*	Title	Principal Occupation
Bruce P. DeLaurentis c/o Kensington Analytics, LLC 1060 Avenida Ashford PH1 San Juan, Puerto Rico 00907	Chief Executive Officer Kensington Analytics, LLC	Chief Executive Officer Kensington Analytics, LLC
Jordan L. Flebotte c/o Kensington Analytics, LLC 3811 Bee Caves Road, Suite 210, Austin, Texas 78746	Executive Director and Chief Compliance Officer Kensington Analytics, LLC	Executive Director and Chief Compliance Officer Kensington Analytics, LLC
Valerie M. Arroyos c/o Kensington Analytics, LLC 3811 Bee Caves Road, Suite 210, Austin, Texas 78746	Chief Operating Officer Kensington Analytics, LLC	Chief Operating Officer Kensington Analytics, LLC

EVALUATION BY THE BOARD OF TRUSTEES

At a Board meeting held July 10, 2020, the Board, including a majority of the non-interested person Trustees of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") (each an "Independent Trustee"), considered the approval of the Sub-Advisory Agreement.

In connection with the Board's consideration of the Sub-Advisory Agreement, the Adviser and Kensington Analytics, LLC provided the Board in advance of the meeting with written materials, which included information regarding: the nature, extent and quality of the services to be provided by Kensington Analytics, LLC to the Adviser and the Fund; the investment performance of the Fund and the portfolio manager from Kensington Analytics, LLC; the costs of the services to be provided; the extent to which potential economies of scale benefit shareholders; and the profits to be realized by Kensington Analytics, LLC and any affiliates from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Board reviewed the newly-formed Kensington Analytics, LLC's Form ADV, a description of the manner in which investment decisions will be made for the Fund by Kensington Analytics, LLC (the "Sub-Adviser"), a

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description of the services provided by the Adviser and those services to be provided by the Sub-Adviser, the experience of Sub-Adviser professional personnel to be performing services for the Fund, including the individuals that primarily monitor and execute the investment and administration process, and a certification from the Sub-Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching its conclusions, the Board also considered that the Adviser proposes to delegate day-to-day investment decisions of the Fund to the Sub-Adviser and that the Adviser will generally provide management and operational oversight of the Sub-Adviser. The Board considered the services provided by the Adviser to the Fund, including a proposed ongoing program of monitoring and oversight of the Sub-Adviser which will include, regular compliance reviews of the Sub-Adviser and its investment management processes and other administrative services.

With respect to the Sub-Adviser, the Board considered the skills and experience of the Sub-Adviser portfolio manager and also considered that the Board had previously received a presentation related to the Sub-Adviser portfolio manger's investment management and research techniques. The Board also considered the Sub-Adviser's compliance policies and procedures which appeared to be capable of operating effectively, and noted that the level of communication between the Adviser and the Sub-Adviser is expected to be effective. The Board also reviewed a balance sheet for the parent of the Sub-Adviser and a representation from the Sub-Adviser that it has access to parent assets if needed; and concluded it suggests that the Sub-Adviser has access to sufficient financial resources in addition to sub-advisory fees to assure that the Sub-Adviser will be able to provide the agreed upon services to the Fund. The Board concluded that the Sub-Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the investment management services to be provided by the Sub-Adviser are expected to be satisfactory.

Performance. The Trustees considered that the Adviser is proposing to delegate its day-to-day investment decisions to the Sub-Adviser and not directly manage the investment decisions of the Fund. The Board noted, however, that the Adviser portfolio manager for the Fund will transition to serving as Sub-Adviser portfolio manager for the Fund. Thus, the performance record for the Fund is relevant for evaluating the Sub-Adviser. The Board considered the performance of the Fund (as measured by Institutional Class shares) for the various periods ended March 31, 2020 as compared to the ICE BofAML High Yield Master II (LOC) Index and the Barclays U.S. Aggregate Bond Index. The Trustees reviewed a description of the interaction between market conditions and strategy elements that contributed to the performance. They also noted that over the one-month, three-month and since-inception periods, the Fund significantly

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outperformed the ICE BofAML High Yield Master II (LOC) Index, while lagging the Barclays U.S. Aggregate Bond Index. The Trustees agreed the Fund was performing as intended relative to the ICE BofAML High Yield Master II (LOC) Index and noted that performance relative to the Barclays U.S. Aggregate Bond Index was included as a supplementary information point. Overall, the Trustees concluded that performance was satisfactory.

Fees and Expenses. The Board considered the Fund's advisory fee as well as class-specific expenses. The Trustees noted that that advisory fee and each share class' expenses were above average yet within the range of reasonable fees and expenses paid by funds in the Morningstar High-Yield category. The Board also considered the proposed allocation of the responsibilities as between the Adviser and the Sub-Adviser, finding that the Sub-Adviser will be responsible for the management of the Fund's portfolio and the Adviser will provide oversight, administrative and support services to the Sub-Adviser, and determined that the allocation of the advisory fee was reasonable in relation to the services rendered by each of the Adviser and the Sub-Adviser. The Board also noted that the Sub-Adviser has no other mutual fund clients for fee comparison and that its sub-advisory fee is within the range of fees the Sub-Adviser proposes to charge to separately managed accounts. The Board also noted that the Sub-Advisory fee increases slightly as Fund assets increase as a means for the Adviser to reward the Sub-Adviser for Fund growth. The Board then concluded that the advisory and sub-advisory fees were reasonable and that the overall expense ratio of each class was acceptable in light of the factors considered.

Profitability. The Board also considered the estimated profitability of the Sub-Adviser and whether such profits were reasonable in light of the services to be provided to the Fund. The Board reviewed projected revenue and costs for the provision of services to the Fund and found that at current and projected asset levels, the Sub-Adviser's levels of profitability from its sub-advisory relationship with the Fund and Adviser represented a fair entrepreneurial profit and were not excessive. The Trustees noted that the Sub-Adviser intends to expend its own resources in support of Fund promotion, which would reduce its profitability when the overall relationship with the Fund is considered.

Economies of Scale. The Board considered whether the Adviser and the Sub-Adviser will realize economies of scale with respect to their management of the Fund. The Board reviewed and considered the profitability analyses and selected financial information of each of the Adviser and Kensington Analytics, LLC and also took into account the current assets. The Board concluded that at current asset levels economies of scale were not achievable, but would be revisited as the Fund grows in size or at a future time that the Board determines.

Conclusion. Having requested and received such information from each of the Adviser and the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees,

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determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its current and future shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

OPERATION OF THE FUND

The Fund is a non-diversified series of the Trust, an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated April 15, 2012. The Board oversees the activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains the Adviser, located at 1445 Research Blvd., Suite 530, Rockville, MD 20850, as investment adviser to the Fund and proposes to retain Kensington Analytics, LLC, located at 3811 Bee Caves Road, Suite 210, Austin, Texas 78746, as sub-adviser to the Fund. Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, New York 11788 ("Gemini") serves as the Fund's administrator, fund accountant, and transfer agent. U.S. Bank N.A., located at 425 Walnut Street, Cincinnati, OH 45202; and National Financial Services, LLC, located at 245 Summer Street Boston, MA 02210, each serves as a custodian for the Fund. Ceros Financial Services, Inc. (the "Distributor"), located at 1445 Research Blvd., Suite 530, Rockville, Maryland 20850 distributes shares of the Fund. The Distributor and Adviser are affiliates because they are under common control.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed Sub-Advisory Agreement; and at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting. However, if coronavirus related safety considerations remain at the time of the Meeting, the Meeting may be held electronically.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding.

Class A	Class C	Institutional Class	Total

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Shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on any Proposals. Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the Sub-Advisory Agreement. The 1940 Act defines "majority of the outstanding voting shares" to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that Proposal 1 may be approved by less than a majority of the outstanding shares of the Fund, provided a quorum is present at the Meeting.

In the event shareholders of the Fund do not approve Proposal 1 at the Meeting or any adjournment, postponement or delay thereof, the Board will need to consider appropriate action, which could include, among other things, seeking approval of a new sub-advisory agreement.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, non-votes and abstentions will have the same effect as a vote against Proposal 1 because the required vote is a percentage of the shares present or outstanding.

Under the rules of the New York Stock Exchange ("NYSE"), if a NYSE-member broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers Proposal 1 to be voted upon at the Meeting to be a non-routine matter that affects substantially a shareholder's rights or privileges. Consequently, brokers holding shares of the Fund on behalf of clients may not vote on Proposal 1 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

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The presence, either in person or by proxy, of shareholders entitled to cast more than 50% of all the votes entitled to be cast at the Meeting shall constitute a quorum. If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned Meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the Proposal 1, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders of record beneficially owned more than 5% of the outstanding class of shares of the Fund:

Name and Address	Number and Class of Shares	Percentage of the Class	Percentage of the Fund

As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules,

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proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposals should be sent to Richard Malinowski, Secretary, Advisors Preferred Trust, 1445 Research Boulevard Suite 530, Rockville, Maryland 20850.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The total cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, and the solicitation of proxies (as described below) is anticipated to total approximately $25,000. These costs will be borne equally by the Adviser and proposed Sub-Adviser. The Trust has engaged AST Fund Solutions ("AST"), a proxy solicitation firm, to assist in the solicitation, if needed, of proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost $5,000, including out of pocket expenses and solicitation expenses associated with soliciting proxies that are related to Proposal 1. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. All proxy-related costs will be borne equally by the Adviser and proposed Sub-Adviser, not the Fund.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by AST, officers of the Trust, employees of Gemini, the Adviser or Kensington Analytics, LLC. As the Meeting date approaches, shareholders of the Fund may receive a call from a representative of AST, officers of the Trust, employees of Gemini, the Adviser or Kensington Analytics, LLC if the Fund has not yet received their vote. Authorization to permit the execution of proxies may be obtained by telephonic instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

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If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call [1-888-567-1626] Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on August 24, 2020:

The notice of meeting, proxy statement and shareholder ballot is available at [https://vote.proxyonline.com//AdvisorsPreferred/docs.]

BY ORDER OF THE BOARD OF TRUSTEES

Catherine Ayers-Rigsby

President

July 24, 2020

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE By TELEPHONE OR ON THE INTERNET by following the instructions on the enclosed Voting Instruction CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL [1-888-567-1626]. Representatives are available to answer your call Monday through Friday 9 a.m. to 10 p.m., Eastern Time.

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APPENDIX

SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the [_]st day of August, 2020, by and between Advisors Preferred, LLC (the "Adviser"), a Maryland limited liability company registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), Kensington Analytics, LLC, a limited liability company registered in Delaware (the "Subadviser") (the Adviser and the Subadviser, collectively, the "Parties") and also registered under the Advisers Act, with respect to the Kensington Managed Income Fund (the "Fund"), a series of the ADVISORS PREFERRED TRUST, a Delaware statutory trust (the "Trust").

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 1st day of August, 2019 (the "Advisory Agreement"), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.            Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Fund (the "Subadviser Assets") subject to the supervision of the Adviser and the Board of Trustees (the "Board") and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other managed accounts and that the Adviser and the Trust do not object to such activities.

2.            Duties of Subadviser.

A-1

(a)          Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus ("Prospectus") and statement of additional information ("SAI") as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Board, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's or the Trust's affairs.

(b)          Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust's Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the "Declaration of Trust" and "By-Laws," respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust's Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund's and the Trust's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser's determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification

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requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with as much notice as reasonably practical of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust's Registration Statement on Form N-1A, and any amendments thereto, Annual Report, Semi-Annual Report, and such other reports and materials as the Adviser may reasonably request. Upon request of the Adviser, the Subadviser also agrees: to review those portions of the Prospectus, SAI, and Trust's Registration Statement, Annual Report, Semi-Annual Report, and such other reports and materials as the Adviser may reasonably request, relating to the Subadviser and its relationship to, and actions for, the Trust; to notify the Adviser of any material inadequacy; and, to further notify the Adviser if it becomes aware that any relevant portions thereof have become materially inaccurate.

(c)          Voting of Proxies. The Adviser shall be responsible for the voting of proxies for which the Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.

(d)          Brokerage. Except as mutually agreed upon in writing between the Adviser and Subadviser, the Adviser shall be responsible to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively "Brokers") as Adviser may elect and negotiate commissions to be paid on such transactions. The Adviser, however, is not required to obtain the consent of the Board prior to establishing any such brokerage account. The Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with Brokers selected by the Adviser. In the selection of such Brokers and the placing of such orders, the Adviser

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shall seek to obtain for the Fund the best execution available. In using its reasonable efforts to obtain for the Fund the best execution available, the Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including (without limitation) price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Adviser shall not consider a Broker's sale of the Fund's shares when selecting the Broker to execute trades. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Adviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Adviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Adviser in connection with the Adviser's services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Adviser Assets as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Adviser Assets.

(e)          Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material

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respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(f)           Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the "Fund's Records"). The Subadviser acknowledges that the Fund's Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund's Records for its internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(g)          Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust's or the Adviser's reasonable request, the Subadviser will make available its officers and employees to meet with the Board to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(h)          Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any material changes in such custodian banks or custody arrangements. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser

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properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.            Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.            Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. Except as otherwise mutually agreed in writing by the relevant parties, the Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. Except as otherwise mutually agreed upon in writing by the relevant parties, the Trust, Fund, or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.            Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the "Investment Report") during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided

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however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6.            Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal as described on Appendix A. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets' average daily net asset value. Any compensation payable by Adviser to the Subadviser pursuant to this Agreement shall be reduced by any unpaid expenses payable by the Subadviser pursuant to Section 4 of this Agreement, including specifically any expenses set forth in Schedule A of this Agreement, or as the Subadviser shall have further agreed in writing to bear on behalf of the Trust, Fund, or Adviser.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund's Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.            Exclusivity. The Subadviser will not subadvise or license the Fund's investment strategy for another regulated investment company as defined in the Code under Subchapter M, other than the Fund, during the term of this Agreement without consent of the Adviser.

8.            Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)          The Subadviser is registered as an investment adviser under the Advisers Act and maintains compliance policies and procedures consistent with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act (to the extent applicable);

(b)          The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Texas with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)          The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this

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Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)          The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9.            Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a)          The Adviser is registered as an investment adviser under the Advisers Act;

(b)          The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)          The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)          The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)          The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

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(f)           The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund's, including without limitation the Adviser's entering into and performing this Agreement.

10.         Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11.         Liability and Indemnification.

(a)          Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons"), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)          Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

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The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c)          The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request

12.         Duration and Termination.

(a)          Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the approval and execution of this agreement, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)          Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)                By vote of a majority of the Board, or by "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days' written notice to the Subadviser;

(ii)                By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)                By the Subadviser upon not more than 60 days' written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

13.         Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall

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oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14.         Reference to Adviser and Subadviser.

(a)          The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser's consent unless such consent is withdrawn in writing by the Subadviser.

(b)          Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15.         Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Board or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16.         Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

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(a)          Authorized. The Adviser or the Trust has authorized such disclosure;

(b)          Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)          Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)          Already Known. Such information already was known by the party prior to the date hereof;

(e)          Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund's custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)           Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund's portfolio holdings

17.         Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser:

KENSINGTON ANALYTICS, LLC

[________]

[________]

[________].com

(b) If to the Adviser:

ADVISORS PREFERRED, LLC

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Catherine Ayers-Rigsby

1445 Research Boulevard, Ste. 530

Rockville, MD 20850

Phone: 240-223-1998

Email: cayers-rigsby@cerosfs.com

18.         Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Maryland without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

19.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20.         Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21.         Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof

22.         Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23.         Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISORS PREFERRED, LLC By: ______________________ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	KENSINGTON ANALYTICS, LLC By: _____________ Name: Bruce P. DeLaurentis Title: Chief Executive Officer

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APPENDIX A

FUND	ANNUAL MANAGEMENT FEE AS A % OF AVERAGE DAILY NET ASSETS OF THE FUND
Kensington Managed Income Fund	1.00% of average daily net assets up to $50,000,000;
1.05% of average daily net assets over $50,000,000 up to $150,000,000;
1.10% of average daily net assets over $150,000,000 up to $500,000,000; and
1.15% of the Fund's average daily net assets over $500,000,000

A-14

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free [1-888-227-9349] to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free [1-888-567-1626] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Kensington Managed Income Fund

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Richard Malinowski, Allyson Stewart and Teresa Ritchie, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Kensington Managed Income Fund (the "Fund") to be held at 41 S. High St., 17th Floor, Columbus, Ohio 43215 on August 24, 2020 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING. HOWEVER, IF CORONAVIRUS RELATED SAFETY CONSIDERATIONS REMAIN AT THE TIME OF THE MEETING, THE MEETING MAY BE HELD ELECTRONICALLY.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL 1 AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, SUCH AS A MOTION TO ADJOURN.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 24, 2020. The proxy statement for this meeting is available at: [https://vote.proxyonline.com//AdvisorsPreferred/docs.]

[PROXY ID NUMBER HERE] [BAR CODE HERE [CUSIP HERE]

Kensington Managed Income Fund

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND PROPOSAL 1 HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE SUB-ADVISORY AGREEMENT, AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL 1.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL	FOR	AGAINST	ABSTAIN
1. To approve a sub-advisory agreement between Advisors Preferred, LLC and Kensington Analytics, LLC with respect to the Kensington Managed Income Fund.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]